SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 27, 2000


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


        1-14161                                           11-3431358
(Commission File Number)                     (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                     11801
     One MetroTech Center, Brooklyn, New York                         11201
        (Address of Principal Executive Offices)                  (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.
            ----- ------

            On March 24, 2000, KeySpan Corporation d/b/a KeySpan Energy ("the Company") issued a press release concerning, among other things, its anticipated earnings for the first quarter of 2000.

            The Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            On March 27, 2000, the Company announced that it has made an investment in MyHomeKey.com, a personalized, Internet-based home management system.

            For additional information concerning this transaction, please refer to the Company's press release, attached hereto as Exhibit 99.2, which is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            --------- ----------- --- ----- --------- ----------- --- --------

      (c)   Exhibits

            (1)   Press Release of the Company dated March 24, 2000.

            (2)   Press Release of the Company dated March 27, 2000.



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



                               SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    KEYSPAN CORPORATION

Dated: March 27, 2000               By: /s/ Robert R. Wieczorek
                                        -------------------------
                                    Name: Robert R. Wieczorek
                                    Title: Vice President, Secretary
                                           and Treasurer



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



  INDEX TO EXHIBITS
  -----------------


  Exhibit No.       Exhibit                                       Page
  -----------       -------                                       -----

  99.1         Press Release, dated March 24, 2000                  5

  99.2         Press Release, dated March 27, 2000                  7

                                   4